UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 9, 2015

LEGG MASON, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 International Drive, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

From time to time, Legg Mason, Inc. may publish a non-GAAP measure, “EBITDA, Bank Defined,” in a public disclosure. EBITDA, Bank Defined, a liquidity measure, which is the measure of EBITDA that is used in the financial covenants of our bank credit agreement, is defined as Cash provided by operating activities plus (minus) (i) allocation of debt redemption payments, (ii) interest expense, net of certain non-cash items, (iii) current income tax expense, (iv) gains on investments and (v) net change of other assets and liabilities.

We believe that EBITDA, Bank Defined, is useful to investors as a refined liquidity measure that adds back certain cash items. This measure is provided in addition to Cash provided by operating activities and may not be comparable to non-GAAP performance measures, including measures of EBITDA or cash flow measures, of other companies. Further, EBITDA, Bank Defined is not to be confused with Net income, Cash provided by operating activities or other measures of earnings or cash flows under GAAP, and is provided as a supplement to, and not in replacement of, a GAAP measure.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a reconciliation of EBITDA, Bank Defined, to Cash provided by operating activities.

The information in this Section 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Subject Matter
	99.1	Reconciliation of EBITDA, Bank Defined, to Cash provided by operating activities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: November 9, 2015	By:	/s/ Thomas C. Merchant
Thomas C. Merchant
Executive Vice President and General Counsel

LEGG MASON, INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	Reconciliation of EBITDA, Bank Defined, to Cash provided by operating activities

Exhibit 99.1

($ millions)

		Twelve Months Ended
	Mar 15	Mar 14	Mar 13	Mar 12

Cash provided by operating activities [1]	$568	$437	$303	$497
Allocation of debt redemption payments	98	-	216	-
Interest expense, net of certain non-cash items	54	50	48	41
Current tax expense	25	19	6	23
Gain on investments	51	27	38	20
Net change of other assets and liabilities	(111)	84	(56)	4

EBITDA, Bank Defined	$685	$617	$555	$585

1 See annual report on Form 10-K for the respective years then ended.

EBITDA, Bank Defined, a liquidity measure, is the measure of EBITDA that is used in the financial covenants of our bank credit agreement